ACCOUNTS AND NOTES RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	¥ 1,046,060	$ 164,149	¥ 981,078
Notes receivable	9,164	1,438	48,746
Allowance for credit losses	(227,593)	(35,714)	(204,124)	$ (32,031)	¥ (70,861)	¥ (16,613)
Accounts and notes receivable, net	¥ 827,631	$ 129,873	¥ 825,700